Exhibit 10.1

Execution Copy

COMMITMENT INCREASE AGREEMENT
THIS COMMITMENT INCREASE AGREEMENT dated as of December 28, 2015 (this “Agreement”) is by and among each of the Persons identified as an “Increasing Lender” on the signature pages hereto (each, an “Increasing Lender”), PLUM CREEK TIMBERLANDS, L.P. (the “Borrower”) and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (the “Administrative Agent”). Capitalized terms used but not otherwise defined herein have the meanings provided in the Credit Agreement referred to below.
W I T N E S S E T H
WHEREAS, pursuant to that certain Revolving Credit Agreement dated as of March 2, 2012 (as amended by that certain First Amendment to Revolving Credit Agreement dated as of June 4, 2012 and that certain Second Amendment to Revolving Credit Agreement dated as of November 8, 2013, and as further amended, restated, modified or supplemented from time to time, the “Credit Agreement”) among the Borrower, the Lenders from time to time party thereto (the “Lenders”) and the Administrative Agent, the Lenders have agreed to provide the Borrower with the credit facility provided for therein;
WHEREAS, pursuant to Section 2.14 of the Credit Agreement, the Borrower has requested a $100,000,000 increase in the Aggregate Commitments under the Credit Agreement; and
WHEREAS, each Increasing Lender has agreed to provide a portion of such increase to the Aggregate Commitments on the terms and conditions set forth herein;
NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.    Effective as of December 28, 2015 (the “Increase Effective Date”), each Increasing Lender hereby agrees that its Commitment is increased by the amount set forth on Schedule 2.01 attached hereto. Schedule 2.01 to the Credit Agreement shall be deemed to be amended to reflect such increases.
2.    By its execution and delivery hereof, the Borrower represents (i) before and after giving effect to the increase in the Aggregate Commitments effected hereby, (A) the representations and warranties of the Borrower contained in Article V of the Credit Agreement and in each other Loan Document are true and correct on and as of the Increase Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and except that for purposes of this paragraph, the representations and warranties contained in subsections (a) and (b) of Section 5.12 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement, and (ii) no Default exists.

3.    This Agreement may be executed in any number of counterparts and by the various parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one contract. Delivery of an executed counterpart of this Agreement by facsimile or other secure electronic format (.pdf) shall be effective as delivery of a manually executed counterpart of this Agreement. This Agreement is a Loan Document.
4.    THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

Exhibit 10.1

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by a duly authorized officer as of the date first above written.
BORROWER:            PLUM CREEK TIMBERLANDS, L.P.
a Delaware limited partnership

By: PLUM CREEK TIMBER I, LLC
Its: General Partner

By: PLUM CREEK TIMBER COMPANY, INC.
Its: Sole and Managing Member

By: /s/ Laura B. Smith
Name: Laura B. Smith
Its: Vice President and Treasurer

INCREASING LENDER:        WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender, L/C Issuer and Swing Line Lender

By: /s/ Peter Kiedrowski
Name: Peter Kiedrowski
Title: Director

INCREASING LENDER:        BANK OF AMERICA, N.A.,
as a Lender

By: /s/ Daryl K. Hogge
Name: Daryl K. Hogge
Title: Senior Vice President
INCREASING LENDER:        JPMORGAN CHASE BANK, N.A.,
as a Lender

By: /s/ Marshall Trenckmann
Name: Marshall Trenckmann
Title: Executive Director
INCREASING LENDER:        THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,
as a Lender

By: /s/ Thomas J. Sterr
Name: Thomas J. Sterr
Title: Authorized Signatory
INCREASING LENDER:        U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By: /s/ Kurban H. Merchant
Name: Kurban H. Merchant
Title: Vice President

Exhibit 10.1

INCREASING LENDER:	COÖPERATIVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., “RABOBANK NEDERLAND”, NEW YORK BRANCH, as a Lender

By: /s/ Jana Dombrowski
Name: Jana Dombrowski
Title: Executive Director
By: /s/ Johan Flipsen
Name: Johan Flipsen
Title: Executive Director

INCREASING LENDER:        GOLDMAN SACHS BANK USA,
as a Lender

By: /s/ Ryan Durkin
Name: Ryan Durkin
Title: Authorized Signatory
INCREASING LENDER:        BRANCH BANKING AND TRUST COMPANY,
as a Lender

By: /s/ Gaby Uzdin
Name: Gaby Uzdin
Title: Banking Officer
INCREASING LENDER:        THE NORTHERN TRUST COMPANY,
as a Lender

By: /s/ Fiyaz Khan
Name: Fiyaz Khan
Title: Vice President

Exhibit 10.1

Schedule 2.01
Increases to Commitments; Resulting Commitments and Applicable Percentages

Lender	Original Commitment	Commitment Increase	Resulting Commitment	Resulting Applicable Percentage
Wells Fargo Bank, National Association	$95,000,000.00	$13,571,428.57	$108,571,428.57	13.57%
Bank of America, N.A.	$95,000,000.00	$13,571,428.57	$108,571,428.57	13.57%
JPMorgan Chase Bank, N.A.	$95,000,000.00	$13,571,428.57	$108,571,428.57	13.57%
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$95,000,000.00	$13,571,428.57	$108,571,428.57	13.57%
U.S. Bank National Association	$95,000,000.00	$13,571,428.57	$108,571,428.57	13.57%
Coöperative Centrale Raiffeisen-Boerenleenbank B.A., “Rabobank Nederland”, New York Branch	$95,000,000.00	$13,571,428.57	$108,571,428.57	13.57%
Goldman Sachs Bank USA	$50,000,000.00	$7,142,857.14	$57,142,857.14	7.14%
Branch Banking and Trust Company	$50,000,000.00	$7,142,857.14	$57,142,857.14	7.14%
The Northern Trust Company	$30,000,000.00	$4,285,714.30	$34,285,714.30	4.29%
TOTAL	$700,000,000.00	$100,000,000.00	$800,000,000.00	100.00%